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Horace Mann Growth Fund, Inc.
Horace Mann Income Fund, Inc.
Horace Mann Balanced Fund, Inc.
Horace Mann Short-Term Investment Fund, Inc.

          Supplement to Prospectus dated May 1, 1996


     The disclosure contained on page 6 regarding "Investment Advisor, Wellington Management Company" is revised by substituting the following for the third paragraph under that heading:

               John C. Keogh, Senior Vice President of Wellington Management, began providing investment advice to the Short-Term Fund on November 1, 1989, and assumed primary responsibility for the day-to-day investment management of the Short-Term Fund on September 1, 1991.
          Mr. Keogh has been a portfolio manager with Wellington Management's fixed income group since 1985 and held the position of Vice President from 1984 until he was promoted to Senior Vice President of Wellington Management in January 1994.

               Robert D. Payne, CFA, Senior Vice President of Wellington Management, assumed primary responsibility for the day-to-day investment management of the Income Fund and bond portion of the Balanced Fund on March 10, 1997. Mr. Payne has been a portfolio manager with Wellington Management's fixed income group since 1972 and held the position of Vice President from 1972 until he was promoted to Senior Vice President of Wellington Management in January 1996.

Supplement dated March 10, 1997.